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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) March 19, 1999

                          ABN AMRO Mortgage Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



       333-57027                                           363886007
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(Commission File Number)                    (I.R.S. Employer Identification No.)



   181 West Madison Street
   Chicago, Illinois                                          60602
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(Address of Principal Executive Offices)                    (Zip Code)

                                  248-643-2530
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 2. Acquisition or Disposition of Assets.

     Description of the Certificates and the Mortgage Pool.

     On March 24, 1999, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 1999-2 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1 dated as of March 1, 1999, among ABN AMRO Mortgage Corporation as depositor (the "Depositor"), LaSalle Home Mortgage Corporation as servicer and Chase Bank of Texas, National Association as trustee. The Certificates consist of twenty-two classes identified as the "Class IA-1 Certificates", the "Class IA-2 Certificates", the "Class IA-3 Certificates", the "Class IA-4 Certificates", the "Class IA-5 Certificates", the "Class IA-6 Certificates", the "Class IA-7 Certificates", the "Class IA-8 Certificates", the "Class IM Certificates", the "Class IB-1 Certificates", the "Class IB-2 Certificates", the "Class IB-3 Certificates", the "Class IB-4 Certificates", the "Class IB-5 Certificates", the "Class IIA Certificates", the "Class IIM Certificates", the "Class IIB-1 Certificates", the "Class IIB-2 Certificates", the "Class IIB-3 Certificates", the "Class IIB-4 Certificates", the "Class IIB-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to-four unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on March 1, 1999 (the "Cut-off Date"), an aggregate principal balance of approximately $291,235,050 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from Standard Federal Bank ("Standard Federal") pursuant to a Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement") dated March 24, 1999, attached hereto as Exhibit 4.2, between Standard Federal as seller and the Depositor as purchaser. The Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IA-7, Class IA-8, Class IM, Class IB-1, Class IB-2, Class IIA, Class IIM, Class IIB-1, Class IIB-2 Certificates and the Class R Certificate were publicly offered, as described in a Prospectus, dated September 18, 1998, and a Prospectus Supplement, dated March 19, 1999, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated March 19, 1999, attached hereto as Exhibit 1.1, among the Depositor, Standard Federal Bancorporation, Inc. ("Standard Federal Bancorporation"), Lehman Brothers Inc. ("Lehman Brothers") and ABN AMRO Incorporated ("AAI") (Lehman Brothers and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated March 19, 1999, attached hereto as Exhibit 1.2, among the Depositor, Standard Federal Bancorporation and the Underwriters. The Depositor sold the Class IB-3, Class IB-4, Class IB-5, Class IIB-3, Class IIB-4 and Class IIB-5 Certificates to Lehman Brothers as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated March 24, 1999 among the Depositor, Standard Federal Bancorporation and the Initial Purchaser.

     Each Class of Certificates will have an initial certificate principal balance ("Certificate Principal Balance"). The Class IA-1 Certificates have an initial Certificate Principal Balance of $42,900,000. The Class IA-2 Certificates have an initial Certificate Principal Balance of $31,622,000. The Class IA-3 Certificates have an initial Certificate Principal Balance of $2,000,000. The Class IA-4 Certificates have an initial Certificate Principal Balance of $60,800,000. The Class IA-5 Certificates have an initial Certificate Principal Balance of $33,260,620. The Class IA-6 Certificates have an initial Certificate Principal Balance of $5,007,000. The Class IA-7 Certificates have an initial Certificate Principal Balance of $1,886,509. The Class IA-8 Certificates have an initial Certificate Principal Balance of $2,000,000. The Class IM Certificates have an initial Certificate Principal Balance of $4,030,000. The Class IB-1 Certificates have an initial Certificate Principal Balance of $1,593,000. The Class IB-2 Certificates have an initial Certificate Principal Balance of $843,000. The Class IB-3 Certificates have an initial Certificate Principal Balance of $656,000. The Class IB-4 Certificates have an initial Certificate Principal Balance of $375,000. The Class IB-5 Certificates have an initial Certificate Principal Balance of $469,701.55. The Class IIA Certificates have an initial Certificate Principal Balance of $101,508,000. The Class IIM Certificates have an initial Certificate Principal Balance of $934,000. The Class IIB-1 Certificates have an initial Certificate Principal Balance of $415,000. The Class IIB-2 Certificates have an initial Certificate Principal Balance of $259,000. The Class IIB-3 Certificates have an initial Certificate Principal Balance of $312,000. The Class IIB-4 Certificates have an initial Certificate Principal Balance


                                       -2





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of $208,000. The Class IIB-5 Certificates have an initial Certificate Principal
Balance of $156,119.23. The Class R Certificate has an initial Certificate Principal Balance of $100.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

Exhibit
  No.             Document Description
-------           ------------------------
1.1               Underwriting Agreement, dated as of March 19, 1999, among ABN
                  AMRO Mortgage Corporation, Standard Federal Bancorporation,
                  Inc., ABN AMRO Incorporated and Lehman Brothers Inc.

1.2               Terms Agreement, dated March 19, 1999, among ABN AMRO Mortgage
                  Corporation, Standard Federal Bancorporation, Inc., ABN AMRO
                  Incorporated and Lehman Brothers Inc.

4.1 Pooling and Servicing Agreement, dated as of March 1, 1999, among ABN AMRO Mortgage Corporation as depositor, LaSalle Home
                  Mortgage Corporation as servicer, and Chase Bank of Texas,
                  National Association as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of March 24, 1999, between Standard Federal Bank as seller and ABN AMRO Mortgage
                  Corporation as purchaser.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ABN AMRO MORTGAGE CORPORATION

                                  (Registrant)

Dated: March 19, 1999                           By:   /s/   Maria Fregosi
                                                -------------------------
                                                Name: Maria Fregosi
                                                Title: Vice-President






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                                INDEX TO EXHIBITS

Exhibit
  No.       Document Description
-------     --------------------
1.1         Underwriting Agreement, dated as of March 19, 1999, among ABN AMRO
            Mortgage Corporation, Standard Federal Bancorporation, Inc., ABN
            AMRO Incorporated and Lehman Brothers Inc.

1.2         Terms Agreement, dated March 19, 1999, among ABN AMRO Mortgage
            Corporation, Standard Federal Bancorporation, Inc., ABN AMRO
            Incorporated and Lehman Brothers Inc.

4.1         Pooling and Servicing Agreement, dated as of March 1, 1999, among
            ABN AMRO Mortgage Corporation as depositor, LaSalle Home Mortgage
            Corporation as servicer, and Chase Bank of Texas, National
            Association as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of March 24, 1999, between Standard Federal Bank as seller and ABN AMRO Mortgage
            Corporation as purchaser.


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